UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 2019

CTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)

4925 Indiana Avenue
Lisle, IL	60532
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (630) 577-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below  if the Form  8-K filing is intended to simultaneously  satisfy the filing obligation  of the registrant under any of the following provisions (see General Instruction A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240. l 4d2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on April 30, 2019, the Board of Directors of CTS Corporation (the “Corporation”) amended the Corporation’s Bylaws to give shareholders the right to amend the Bylaws.

Additionally, the Corporation will, at the first to occur of the next annual or special meeting of the shareholders following the 2019 annual meeting of the Corporation’s shareholders, propose an amendment to the Corporation’s Amended and Restated Articles of Incorporation to expressly provide that the shareholders shall have the right to amend the Corporation’s Bylaws in conformity with the provisions set forth in the recent amendment to the Bylaws.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on  its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2019		CTS CORPORATION

	By:	/s/ William Cahill
William Cahill
Chief Accounting Officer